Exhibit 10.11

CLINICAL TRIAL AGREEMENT

“A Randomized, Double-Blind, 24-Week, Dose-Ranging Study to Evaluate the Efficacy and Safety of Oral VB-201 in Patients with Moderate to Severe Plaque Psoriasis” (the “Study”)

Protocol No. VB-201-079

EudraCT No. 2012-002763-10

BETWEEN

Vascular Biogenics Ltd.

6, Jonathan Netanyahu St.

Or-Yehuda

Israel

duly represented by its Chief Executive Officer

(hereinafter called “SPONSOR”)

AND

SCIderm GmbH

Drehbahn 1-3

D-20354 Hamburg

duly represented by its Managing Directors

(hereinafter called “SCIDERM” or “INSTITUTION”)

Preamble

SCIDERM is a contract research organization (CRO) principally engaged in the design, set-up and management of human clinical trials and other related services on behalf of a Sponsor of the clinical study.

The SPONSOR has selected the services of SCIDERM to perform clinical tests and to provide assistance in respect of a clinical trial and has delegated and authorized SCIDERM to act on its behalf relative to the implementation, set-up and management of the trial. The clinical trial hereof will be performed at different sites in different countries. It is estimated that the whole clinical trial will include approximately 180 patients and that there are two (2) different European Countries involved.

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THE PARTIES HAVE AGREED AS FOLLOWS:

Art. 1

Definitions

As used in this agreement, the following terms shall have the meanings set out below:

Adverse Event

This means any untoward medical occurrence in a patient or clinical trial subject administered with a medicinal product and which does not necessarily have a causal relationship with the Project.

Case Report Form (CRF)

A printed, optical or electronic document designed to record all of the protocol required information to be reported to the sponsor on each trial subject. An electronical version of this is called “eCRF”.

Coordinating Investigator

An investigator assigned the responsibility for the coordination of investigators at different centers participating in a multicentre trial in a defined country.

Effective Date

The Effective Date is the date on which this agreement comes into effect. The Effective Date is the date of the last signature hereunder.

Eligible Participant (or Study Participant)

Any potential participant who upon entrance into the treatment phases of the trial meets all of the inclusion criteria and none of the exclusion criteria set forth in the Protocol and has signed a valid IRB/EC (as hereinafter defined) approved Informed Consent Form (as hereinafter defined).

Informed Consent

A process by which a Study Participant voluntarily confirms his or her willingness to participate in a particular trial, after having been informed of all aspects of the trial that are relevant to the subject’s decision to participate. Informed consent is documented by means of a written, signed and dated. This document is called “Informed Consent Form” (ICF).

IRB/EC (Institutional Review Board/ Ethics Committee)

An independent body constituted of medical, scientific, and non-scientific members, whose responsibility is to ensure the protection of the rights, safety and well-being of human subjects involved in a trial by, among other things, reviewing, approving, and providing continuing review of trial protocol and amendments and of the methods and material to be used in obtaining and documenting informed consent of the trial subjects.

Investigator

A person with medical expertise in clinical trials who is responsible for the conduct of the trial at a site. If a trial is conducted by a team of individuals at a trial site, the investigator is the responsible leader of the team and may be called the “Principal Investigator”.

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Monitoring

The act of overseeing the progress of a clinical trial, and of ensuring that it is conducted, recorded, and reported in accordance with the protocol, Standard Operating Procedures (SOP’s), Good Clinical Practice (GCP), and the applicable regulatory requirement(s).

Protocol

Generally it is a document that describes the objective(s), design, methodology, statistical considerations, and organization of a trial. The protocol usually also gives the background and rationale for the trial, but these could be provided in other protocol referred documents. Throughout the ICH GCP Guideline the term protocol refers to protocol and protocol amendments.

Here it details of the Study entitled “A Randomized, Double-Blind, 24-Week, Dose-Ranging Study to Evaluate the Efficacy and Safety of Oral VB-201 in Patients with Moderate to Severe Plaque Psoriasis”, together with any amendments (as agreed by the Parties) made thereto is incorporated herein by reference as part of this Agreement.

The details of the trial are contained in Protocol dated 17.06.2012.

Regulations

Any relevant legislation, codes or guidelines directly or indirectly related to the conduct of the Trial including but not limited to (as applicable) the Clinical Trials Directive 2001/20/EC and its transforming legislation in the relevant countries of the European Union, the ICH GCP Guideline (“ICH-GCP”), and/or any other relevant applicable legislation, codes or guidelines issued by any Regulatory Authority. For the avoidance of doubt such legislation, codes or guidance shall include those related to the protection and privacy of the personal data of individuals.

Regulatory Authorities

Bodies having the power to regulate. In the ICH GCP guideline the expression Regulatory Authorities includes the authorities that review submitted clinical data and those that conduct inspections. Theses bodies are sometimes referred to as competent authorities.

Serious Adverse Event (SAE)

Any untoward medical occurrence that at any dose: results in death, is life-threatening, requires inpatient hospitalization or prolongation of existing hospitalization, results in persistent or significant disability / incapacity is a congenital anomaly / birth defect and/or constitutes an important medical event.

Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a serious adverse event when, based upon appropriate medical judgment, they may jeopardize the physical health of the participant and may require medical or surgical intervention to prevent one of the outcomes listed in this definition.

Site

The locations where trial-related activities are actually conducted by an Investigator.

Study Synopsis

The details of the trial are contained in Synopsis dated 17.06.2012.

Trial

The clinical trial known as Protocol-No VB-201-079 will be conducted according to the Protocol.

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Trial Drug

An Investigational Medical Product (“Investigational Product”) as defined in Art. 2 lit. d) Directive 2001/20/EC and therefore including all products used in a clinical trial, no matter if it is just a placebo or a reference product.

All technical words not defined above shall match ICH-GCP standards and therefore be defined according to the Note for Guidance on Good Clinical Practice (CPMP/ICH/135/95) from July 2002.

Art. 2

Scope of Agreement

2.1	The agreement consists of this Clinical Trial Agreement (“Agreement”) and the following Appendices:

a.	Appendix 1: Time Schedule

b.	Appendix 2: Financial Provisions

c.	Appendix 3: Distribution of Investigational Product

d.	Appendix 4: Cost Estimate of INSTITUTION from 31.07.2012 (incl. separate lab offer from 13.07.2012)

2.2	The Parties agree that the performances under this Agreement will be made according to all applicable laws, rules, and regulations. The terms of the Protocol and the ICH-GCP Guidelines which by definition are no laws, are expressly considered terms of this Agreement, and therefore will be obeyed by the Parties.

2.3	Each party in performing its obligations and duties hereunder shall be conclusively deemed to be an independent contractor and not under the control and supervision of the other party hereto and nothing in this Agreement shall be read to create any agency, partnership, joint venture, trust or other fiduciary relationship between the parties.

2.4	Should there be any inconsistency between the Protocol and the other terms of this Agreement, or any other document incorporated therein, the terms of this Agreement shall prevail.

2.5	In the event of any substantial amendments being made to the Protocol, the amendments shall be signed by the Principal Investigator of each site and shall be implemented by the research staff as required by the INSTITUTION after trial authorization for the amendments.

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Art. 3

Obligations

3.1	No Party hereunder shall commit any acts that would cause another Party to be in violation of applicable legislation, especially but not limited to applicable anti-bribery / anti-corruption laws. The INSTITUTION certifies that it has not and will not use in any capacity in connection with this Agreement the services of any individual, corporation, partnership, or association which has been debarred, excluded, or disqualified from participation in clinical investigations under any applicable laws, regulations, or guidance. In the event that the INSTITUTION receives notice of the debarment or threatened debarment, exclusion or disqualification or threatened disqualification, of any individual, corporation, partnership or association providing services to the INSTITUTION, which relate to the Investigator’s activities under this Agreement, the INSTITUTION shall notify the SPONSOR immediately.

3.2	The INSTITUTION represents and warrants that it has obtained, and will maintain throughout the term of this Agreement, all governmental or regulatory approvals, licenses, registrations and insurances that may be required to complete the Trial, and that it has full right, power and authority to perform its obligations hereunder and to grant the rights set forth herein.

3.3	The INSTITUTION shall not during the term of this Agreement conduct any other trial which would adversely affect the ability of the INSTITUTION to perform their obligations under this Agreement.

3.4	The estimated schedule is written down in Appendix 1.

3.5	The specific trial performance by INSTITUTION is set out in the Cost Estimate under Appendix 4.

3.5.1	The INSTITUTION will organize the Trial on behalf of the SPONSOR in the following countries: Germany and Spain, or as other countries as shall mutually agreed between the Parties. There shall be approx. 180 patients enrolled for the entire Study, meaning planned twelve to fourteen (12-14) sites in Germany, four to six (4-6) sites in Spain, having approximately ten (10) patients each. According to the internal competitive aspect of the Trial recruitment in a country, the INSTITUTION will notify any Investigator in writing when the total enrolment number is reached and therefore the enrolment of new subjects shall be stopped. Any change to the numbers of subjects enrolled or the period of enrolment requires the prior written approval by SPONSOR.

3.5.2	Subcontracting:

3.5.2.1	The INSTITUTION will sub-contract on behalf of the SPONSOR:

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i.	other Investigators and/or Sites in Germany; these sub-contracts will be made in German and be bound by German Law as it is required by national law.

The Corresponding Investigator under German Law (Leiter Klinische Prüfung, “LKP”) will be Professor Ulrich Mrowietz from the University of Kiel, Germany.

The SPONSOR will execute an agreement directly with Professor Mrowietz solely in his capacity as Coordinating Investigator. INSTITUTION has no right under this Agreement, to set-up a special service agreement with LKP covering all LKP-duties and costs, independent from Site contract.

The Corresponding Investigator under Spanish Law will be Lluis Puig, MD from Hospital de la Santa Creu i Sant Pau, Barcelona, Spain.

The SPONSOR will execute an agreement directly with Dr. Puig solely in his capacity as Coordinating Investigator. INSTITUTION has no right under this Agreement, to set-up a special service agreement with Dr. Puig covering all Corresponding Investigator-duties and costs, independent from Site contract.

ii.	a central lab in; these sub-contracts will be made in English and be bound by German Law as it is required by national law.

iii.	an entity managing pharmacovigilance; these sub-contracts will be made in English and be bound by German Law as it is required by national law.

iv.	if necessary, other CROs in Spain (namely SCIderm HISPANIA S.L., C/Bailén 20, 3° 3[a]; 08010 Barcelona,which will contract local iInvestigators and/or Sites; these sub-contracts will be made in English, and the CROs will sub-contract Sites and Investigators in English, if possible, otherwise in local language.

v.	a provider for hosting of eCRF; these sub-contracts will be made in English, if possible.

vi.	In the event that an agreement shall not be executed in English, the INSTITUTION shall provide the SPONSOR with a translated copy on expense of SPONSOR of the draft agreement for the SPONSOR's review for negotiation purposes, and a translated copy of the executed agreement.

3.5.2.2	The INSTITUTION is responsible for selecting and contracting vendors, , Sites/Investigator, central lab and data host, provided that the INSTITUTION shall submit for the SPONSOR's prior review and approval any such sub-contractors and following the SPONSOR's approval, shall provide to the SPONSOR the draft agreement for review and comments.

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3.5.2.3	Subject to section 3.5.2.2 above, with signatures under this Agreement SPONSOR grants power of attorney to INSTITUITION to select and sub-contract CROs, sites and investigators subject to the SPONSOR’s approval. With termination of this Agreement according to Art. 6, the power of attorney ceases.

3.5.2.4	Notwithstanding, the INSTITUTION has the right to sub-contract in its own name entities other then the above mentioned sub-contractors, to fulfill own duties hereunder, as long as these comply with all rules and legal obligations and subject to the SPONSOR's approval.

3.5.2.5	The INSTITUTION will ensure that sub-contractors are made aware of and acknowledge the obligations applicable to such sub-contractors according to this Agreement including without limitation confidentiality, Intellectual property rights and publications and the INSTITUTION shall remain liable for such sub-contractors compliance with such obligations.

3.5.3	Conduct of Sites and Investigators

3.5.3.1	The SPONSOR ensures that the Investigational Product will be supplied to the Sites/Investigators free of charge.

3.5.3.2	The INSTITUTION is responsible for the clearing process to start the supply. The INSTITUTION will clear a shipment only after:

i.	approval of local Ethic Committees and Competent Authorities has been reached,

ii.	the Investigator has given a signed copy of the protocol to INSTITUTION,

iii.	the Investigator has given a recent, signed Curriculum Vitae (CV) to INSTITUTION

iv.	the Site/Investigator has signed a Clinical Study Contract (CSA) with INSTITUTION

v.	the Site was successfully initiated (Initiation Visit)

3.5.3.3	The INSTITUTION ensures that the Investigational Product is properly recorded, handled, stored and dispensed to the trial subjects only and in accordance with the Protocol and applicable laws and regulations. The Investigational Product, medical equipment or supplies provided by or in the name of the SPONSOR shall not be used for any other purpose than the trial and shall remain the SPONSOR's property.

3.5.3.4	The INSTITUTION ensures that the Investigators at each Site hold the necessary registration and have the necessary expertise, time and resources to perform the clinical trial

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(especially meaning the use of eCRF) and will ensure that the Investigators are made aware of and acknowledges the obligations applicable to the Investigator set out elsewhere in this Agreement.

3.5.3.5	The INSTITUTION respects the applicable legal obligations concerning the anonymity of the subjects, and warrants that the Sites and Investigators will do the same.

3.6	The INSTITUTION will keep SPONSOR informed upon request by SPONSOR. The INSTITUTION will keep SPONSOR regularly informed every one to two (1-2) weeks in writing and via teleconference about the status of the Trial, especially with regard to the recruitment of subjects. In order to do that the INSTITUTION will obligate the Sites and Investigators to regularly inform the INSTITUTION about the status of the Trial, especially with regard to the recruitment of subjects.

3.7	In the event an Investigator becomes either unwilling or unable to perform the duties required, INSTITITION and Investigator will cooperate, in good faith and expeditiously, to find a replacement Investigator acceptable to the SPONSOR; however, Investigator shall continue to be bound by all obligations and conditions stipulated in section 6.4.7 of this Agreement.

3.8	Record keeping

3.8.1	After the last close-out visit in investigational Sites located in each country, the local TMF of the study is sent to SPONSOR where the TMF is closed and archived. INSTITUTION shall archive all records required to be maintained in accordance with the Study Protocol and under applicable laws, regulations, and guidance.

3.9	Audit and inspection

3.9.1	The INSTITUTION will permit Trial-related audits by auditors mandated by SPONSOR, and inspections by domestic or foreign regulatory authorities, after reasonable notice. The main purposes of an audit or inspection are to confirm that the rights and well-being of the enrolled subjects have been protected, and that all data relevant for the evaluation of the Investigational Product have been processed and reported in compliance with the present Agreement, the Trial Protocol, any amendments and any Trial-related instructions given by the SPONSOR, as well as all ICH GCP, EU, and applicable regulatory requirements. The INSTITUTION will provide direct access to all Trial documents and makes sure that this obligation is respected by Sites and Investigators.

3.9.2

The INSTITUTION shall notify SPONSOR immediately, but in no case more than twenty-four (24) hours after, if the EMA or any other regulatory authority inspects, requests an inspection, makes written, or oral inquiries regarding any

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aspect of Institute’s activities pursuant to this Agreement, or requests the suspension, termination or material alteration of the Study Protocol. The INSTITUTION shall notify SPONSOR immediately, but in no case more than twenty-four (24) hours thereafter, upon learning of any violation or deficiency noted by EMA or any other regulatory agency.

3.9.3	The INSTITUTION shall immediately take appropriate action to address any violations or deficiencies identified by the EMA or other regulatory authority during such inspection and shall keep SPONSOR informed of its efforts to address any violations or deficiencies.

3.9.4	Where any regulatory authority has objective grounds for considering that the conditions in the request for authorization of the Study are no longer met or has information raising doubts about the safety or scientific validity of the Study Protocol (and can, accordingly, suspend or prohibit the Study), the INSTITUTION shall, if permitted by the regulatory authority, deliver its, or his or her, opinion in accordance with Article 12 (1) of Directive 2001/20/EC.

3.9.5	The INSTITUTION shall provide SPONSOR with a copy of all correspondence between them and the EMA or any regulatory authority pertaining to activities undertaken pursuant to this Agreement, purged only of confidential information that is unrelated to the activities under this Agreement.

3.10	Reporting

3.10.1	The INSTITUTION shall fully comply with adverse event provisions of the Protocol and make sure all participating Sites and Investigators do the same. In the event of any omission of or in such provisions or in the event of the conflict of such provisions with the local Regulations, then the local regulations shall apply in relation thereto.

3.10.2	The INSTITUTION ensures that the duties of reporting according to the protocol will be obeyed by the Investigators and Sites.

3.10.3	The INSTITUTION shall also inform any other investigators involved in the Study under INSTITUTION´s attendance of all SUSARs.

3.10.4	In the case that the INSTITUTION has been wrongly informed of a AE/SAE/SUSAR by the Investigators and/or Sites instead of the responsible person described in the Protocol, the INSTITUTION shall report the SAE to the entity responsible for reporting within a maximum of twenty-four (24) hours of first knowledge by itself, and shall report all Adverse Events and/or laboratory abnormalities identified as critical to safety evaluations to SPONSOR according to the reporting requirements. The INSTITUTION shall keep detailed records of all Adverse Events which are reported to it. These records shall be submitted by the INSTITUTION to SPONSOR or the relevant competent authority(ies), upon request.

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3.10.5	Following the ICH-GCP 4.11.1 (Safety Reporting), 5.16.2 (Safety Information) and 5.17 (ADR Reporting) and the relevant provisions of Directive 2001/20/EC, SPONSOR will inform INSTITUTION of any Suspected Unexpected Serious Adverse Reaction (SUSAR, as defined in Directive 2001/20/EC) occurring in any other trial involving VB-201 and INSTITUTION will forward it according to local laws and regulations to Competent Authorities, Sites, and Investigators.

3.11	SPONSOR Responsibilities

3.11.1	The INSTITUTION´s employees data and the Investigator’s personal data are processed by SPONSOR in accordance with the applicable data protection laws for the purpose of complying with clinical practice regulations and for answering requests from the authorities. These data can be transmitted and processed under the responsibility of SPONSOR for the same purpose.

3.11.2	The SPONSOR is responsible for holding in each of the performing countries separated insurance coverage, as required by applicable legislation. INSTITUTION will help the SPONSOR select and arrange insurance coverage for damages to Clinical Trial Subjects resulting from the Clinical Trial.

3.11.3	SCIDERM warrants and declares that it has sufficient professional liability coverage.

3.11.4	Notwithstanding the SPONSOR's obligation to maintain Clinical Trials Insurance as provided under the respectively applicable Law, the INSTITUTION is responsible that all Investigators and Sites maintain adequate medical practice and/or other insurance to cover its obligations hereunder.

3.11.5	SPONSOR is responsible for labeling and distribution of Investigational Product (incl. placebo).

3.11.6	SPONSOR is responsible to contract with the Coordinating Investigator (LKP) of the Study (see Art. 3.5.2.1)

Art. 4

Liability and Indemnification

4.1	INSTITUTION Liability & Indemnity

4.1.1	The INSTITUTE shall compensate SPONSOR for any and all losses and claims caused by breach of this Agreement by the INSTITUTE or the Sites/Investigators.

4.1.2

The liability of the INSTITUTION, its officers, employees and designees, Sites, and Investigators towards SPONSOR (i) with respect to the grounds of a claim shall be limited to damages caused by gross negligence or deliberate acts, and (ii) with respect to the scope of damages in case of gross negligence shall be

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limited to the value of the agreement. The aforementioned limitations of liability shall not apply in cases of compulsory liability (strict product liability), and damages occurring through the infliction of bodily harm (injuries or death). These limitations shall also not apply in case of infringement of major duties (e.g. documentation and reporting duties).

4.1.3	The INSTITUTION agrees to indemnify and hold the SPONSOR and its officers, directors, employees and agents harmless from liability for any claim, demand or lawsuit arising out of any willful or negligent act or failure to act of Institution or any Investigator and/or any failure to comply with, (i) applicable law, rules and regulations, (ii) the terms of this Agreement, (iii) the Protocol or (iv) written instructions provided by SPONSOR including without limitation in instructions of the administration of the Investigational Product or (v) the use of reasonable medical judgment in the administration of the Investigational Product or (vi) the generally accepted standards of the medical community.

4.1.4	The INSTITUTION shall have no obligation of indemnification hereunder for any loss or damages arising out of the gross negligence or willful misconduct or failure to act of SPONSOR in connection with the conduct of the Study. This does not count for bodily damages.

4.1.5	The indemnification by the INSTITUTION is expressly conditioned upon adherence by the SPONSOR and its officers, directors, employees and agents in all respects to this Agreement and the respective Protocol as well as compliance with all applicable regulations and requirements of the EMA, local regulations which may apply and instructions provided by SPONSOR.

4.2	The Parties acknowledge that the liability for the Investigational Product lies with the SPONSOR and/or the Marketing Authorization Holder (MAH).

4.3	INSTITUTION holds adequate comprehensive general liability and property insurance for CRO activities and medical activities.

4.4	If any third party should make a claim against the SPONSOR, the INSTITUTION, a Site or an Investigator, arising - whether directly or indirectly - as a result of this Clinical Trial, then the Parties agree to notify each other immediately after becoming aware of such a claim.

4.5	The Parties shall provide each other with such assistance as it may reasonably require conducting and handling such a claim.

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Art. 5

Financial Provisions

5.1	In consideration of the services rendered hereunder and named in Appendix 4, SPONSOR shall pay a budget described in Appendix 2. The INSTITUTION will be responsible to pay the Sites and Investigators.

5.2	All payments will be made by SPONSOR according to Appendix 2. Invoices shall include the Reverse Charge Method, according to tax law, if possible, otherwise plus (VAT). The Sponsor shall make payments only upon receipt of a valid Tax Residency Certificate from the INSTITUTION's Tax Authority.

5.3	[***]

Bank account Holder:	[***]
Address:	[***]
Complete account number:	[***]
Bank key:	[***]
Bank name	[***]
SWIFT	[***]
IBAN	[***]
Payment reference	[***]

5.4	In the event that agreed amendments to the Protocol require changes to the Clinical Trial financing arrangements, an amended financial schedule will be signed by the Parties.

Art. 6

Term and Termination

6.1	This Agreement commences on the Effective Date and shall continue in force until completion of the clinical trial (close-out of the sites and completion of the obligations of the Parties under this Agreement), until termination of the Study or until early termination in accordance with this article.

6.2	The Parties acknowledge the sole right of the SPONSOR to terminate the Study without the requirements of any special reason.

6.3	Either Party (the “Terminating Party”) may terminate this Agreement with immediate effect if justified by a legitimate reason. Such a legitimate reason is given, but not limited to, if the other Party (the “Defaulting Party”):

6.3.1	is in breach of any of the Defaulting Party’s obligations hereunder (including a failure without just cause to meet a Timeline) and fails to remedy such

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breach where it is capable of remedy within thirty (30) days of a written notice from the Terminating Party specifying the breach and requiring its remedy.

6.3.2	becomes or is declared insolvent or a petition in bankruptcy has been filed against it.

Or, in the event that;

6.3.3	the authorization and approval to conduct the trial is withdrawn by the relevant health authorities or EC.

6.4	Effect of Termination

6.4.1	Immediately upon receipt of a notice of termination according to Art. 6.2 or 6.3, the INSTITUTION shall stop all associated Sites and Investigators from entering potential participants into the Study and shall cease conducting procedures, to the extent legally, medically, and ethically permissible, on participants already entered into the Study.

6.4.2	In cases of termination by the SPONSOR following Art. 6.2 or in cases of early termination by SPONSOR following Art. 6.3 and subject to an obligation on the INSTITUTION to mitigate any loss, SPONSOR shall pay all costs incurred and falling due for payment up to the date of termination.

6.4.3	If the early termination according to Art. 6.3. is justly declared by SPONSOR because of a willful breach of contract by INSTITUTION, the INSTITUTION only gets payment for the Services rendered until the termination date, which were conducted according to this Agreement, and which are from interest to the SPONSOR.

6.4.4	If the Study is discontinued for any reason it is agreed that the amounts paid or payable under this Appendix 2 shall be prorated based on actual work duly performed pursuant to the Protocol in accordance with the explanations made hereunder. Any funds not due under this calculation, but already paid, shall be returned to SPONSOR, within thirty (30) days of the date of termination of the Study.

6.4.5	In cases of termination according to Art. 6.1, 6.2, or 6.3, the INSTITUTION shall immediately deliver to SPONSOR on SPONSORS expense all Confidential Information, all records for the Study produced and any other unused materials and Investigational Product provided to the INSTITUTION, Site, and/or the Investigator pursuant to this Agreement and ensures that the Sites and Investigator comply with this clause.

6.4.6

Within ninety (90) days of the end of the Study the INSTITUTION shall notify the relevant competent authority(ies) and IRB/EC that the Study has ended. If the clinical trial is terminated early, this period shall be reduced to 15 days

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and the INSTITUTION shall provide clear explanations for the early termination to the relevant competent authority(ies) and IRB/EC.

6.4.7	Sections 4, 6, 7, 8, 9, 11.1, 11.3, and 11.6 shall survive the termination or expiration of this Agreement.

Art. 7

Confidentiality

7.1	The INSTITUTION shall keep confidential any and all information and data concerning SPONSOR`s business or its activities (including reports and information as well as all clinical data about the Study or its progress produced by the INSTITUTION within the framework of this Agreement), or information obtained that may come to the knowledge of the INSTITUTION, its personnel or appointed representatives prior, during or in connection with the execution of this Agreement ("Sponsor's Confidential Information"). The INSTITUTION shall use SPONSOR's Confidential Information solely for the purpose of this Agreement. For the avoidance of any doubt, the Protocol, the Investigational Product, the Study results, and the Inventions (as defined below) shall be considered the Sponsor's Confidential Information.

7.2	SPONSOR shall keep confidential any and all information and data concerning the INSTITUTION`s business or its activities (including information produced by SPONSOR within the framework of this Agreement) or information obtained that may come to the knowledge of SPONSOR, its personnel or appointed representatives prior, during or in connection with the execution of this Agreement, and is not considered Sponsor's Confidential Information.

7.3	Neither Party shall divulge or reproduce such data and information obtained under Art. 7.1 and 7.2 or make the same available to Third Parties in any other way without the other Parties prior written consent.

7.4	The obligations referred to in Art. 7.1., 7.2., and 7.3 shall not apply insofar as the data and information:

i.	Were demonstrably already in the Party`s possession at the time that the other Party provided the data and information to the first one.

ii.	Were known in the public domain or subsequently enter into the public domain through no fault of the other Party or any of its sub-contractors, Sites or Investigators, which obtains the data and the information.

iii.	Were disclosed to the obtaining Party by a third Party, who was entitled to provide the data and information, without an obligation to secrecy.

iv.	Were developed by or for the Party independent of disclosure hereunder as evidenced by that Party`s written records.

v.

Were required by law pursuant to an appropriate legal order by a court or government agency having the authority to compel such disclosure. Provided, however, that recipient shall provide discloser with prompt prior written notice thereof and

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Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

any commercially reasonable assistance to enable the discloser to seek a protective order or otherwise prevent or contest such disclosure.

7.5	The Non–Disclosure Agreement executed between the parties on February 14th, 2012 is void, and replaced by this Section 7.

Art. 8

(Intellectual) Property Rights

8.1	Investigational Product

The	Investigational Product is owned by the SPONSOR.

8.2	Property Rights & Inventions

8.2.1	Inventions or discoveries whether or not patentable, processes, trade secrets, data, improvements, and/or patents relating to the Investigational Product or otherwise arising from the Study, conceived, generated, developed or first reduced to practice, as the case may be, during the term of this Agreement (hereinafter called “Inventions”), either by the INSTITUTION, Sites, Investigator or any other Sub-Contractor shall be the property of the SPONSOR.

8.2.2	All materials submitted to INSTITUTION from SPONSOR (formulas, etc.) are owned by SPONSOR.

8.3	Claims to Employee’s Inventions

8.3.1	The SPONSOR acknowledges that INSTITUTION and any sub-contractor in Germany may be bound by the German Employee Inventions Act (Arbeitnehmererfindungsgesetz – ArbNErfG) for any inventions made by an employee.

8.3.2	In case of an employee’s invention under the ArbNErfG, INSTITUTION assigns all of its rights under §§ 5 ff. ArbNErfG to the SPONSOR. INSTITUTION is responsible that the notification of such an employee´s invention will be made to SPONSOR properly. If the SPONSOR claims the Invention according to § 6 ArbNErfG, it shall indemnify the employee-inventor according to § 9 ArbNErfG.

8.3.3	INSTITUTION will make sure, that such an article as Art. 8.3.2 will be included in every Clinical Study Agreement (CSA) with a Site in Germany in order to protect the right of the SPONSOR.

8.4	Intellectual Property Rights

8.4.1	All intellectual property rights and know how owned by or licensed to any of the Parties prior to the date of this Agreement are and shall remain the property of that Party.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 15 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

8.4.2	The SPONSOR shall own the intellectual property rights and know how arising directly or indirectly from the clinical trial relating to the Investigational Product (including but not limited to its formulation and use alone or in combination with other drugs) or the Protocol to which INSTITUTION, Sites and/or Investigators are able to dispose of according to the applicable laws and regulations of each country, but excluding any clinical procedure and improvements thereto that are clinical procedures established at a Site which are not related to the Investigational Product.

8.4.3	The INSTITUTION will promptly inform SPONSOR of any Invention or discovery arising directly from the Clinical Trial, and assign its rights in relation to all intellectual property rights and know how, and provide reasonable assistance to the SPONSOR in filing or prosecuting intellectual property rights, at the expense of the SPONSOR. The INSTITUTION shall disclose all own Study relating Inventions to the SPONSOR.

Art. 9

Publication

(a)	The parties understand and agree that participation in the Study will involve a commitment to publish the data from the Study in a cooperative publication with other Investigators participating in the Study prior to publication or oral presentations on an individual basis. Each Site conducting the Study may publish the results of the Study at the Site (without raw data, detailed patient CRFs, or patient identification) in any scientific journals, manuscripts or at scientific meetings after such cooperative publication, or latest twenty-four (24) months after SPONSOR`s final evaluation of all the Study data from all Sites, whichever occurs first, subject to compliance with the provisions of this Article below. It is further agreed by the Parties that SPONSOR is entitled to request the Site of a delay of such publication due to SPONSOR`s business or operational reasons.

(b)	The release or publication by the Site of any publication or presentation as aforesaid, shall be subject to the prior written consent of Sponsor. INSTITUTION and SPONSOR expressly acknowledge the fundamental interest of the Sites and the Investigators in a potential scientific publication and warrant not to restrict any such publication inequitably, but only on good grounds, including without limitation to protect its Confidential Information, to enable it to seek patent protection or to protect patient's rights.

(c)	Each publication or presentation will adequately acknowledge and appropriately reflect the contribution of the Investigators, Researchers and/or Employees of each SPONSOR and INSTITUTION and/or the source of the information included therein, in accordance with customary scientific practice.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 16 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

(d)	Consent granted by SPONSOR in respect of any particular publication or presentation shall not be deemed to be consent to any other publication or presentation.

(e)	At least ninety (90) days prior to submitting a manuscript to a publisher or other outside persons (i.e., reviewer(s)) or prior to any public presentation, a copy of the abstract, manuscript, or presentation will be provided to SPONSOR by the Site for review and comment. SPONSOR shall have said ninety (90) day period to respond to the site with comments. If requested to do so by SPONSO, the Site shall remove from the manuscript any Confidential Information prior to submitting the manuscript for publication.

§ 10

Data safety

10.1	With signing this Agreement the Parties agree that all the relevant personal and non-personal data will be saved on the internal database, and that this data will be used to perform the services rendered hereunder. This data can be submitted to third parties if necessary. This data shall be used only for the following purposes:

•	administration of study

•	submission to competent authorities, local authorities and/or ethics committees

•	internal data management

10.2	If personnel are required to submit personal data of employees, the submitting Party warrants that the employees who submit the data and/or work with the date know their duty to keep this data confidential. This is achieved by letting them sign a Confidential Agreement or by such a clause in the employment contracts.

Art. 11

Miscellaneous

11.1	The present Agreement is governed by laws of the plaintiff, like all other disputes that may arise out of the business connection between the Parties.

11.2	If any of the provisions of this Agreement are held to be rendered void or unenforceable, the Parties agree that the same shall not result in the nullity or unenforceability of the remaining provisions of this Agreement.

11.3	All disputes, controversies or claims arising out of or in connection with this Agreement and which cannot be settled amicably between the parties shall be settled according to the with the International Chamber of Commerce (“ICC”) Arbitration Rules as at present in force and shall be held at London England by an arbitrator. The appointing authority shall be the ICC acting in accordance with the Rules adopted by the ICC for this purpose. The award of such arbitration shall be final and binding on the parties hereto. The language of such an arbitration is English.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 17 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

11.4	All Changes to the present Agreement have to be in writing. This holds true also for this clause.

11.5	This Agreement is drawn up in the English language, which is exclusively authentic. Said language shall be the respective binding and controlling language for all matters pertaining to its meaning or interpretation.

11.6	The SPONSOR shall be a third-party beneficiary of this Agreement and may directly enforce the provisions of this Agreement relating to SPONSORS's rights and interests, including SPONSOR's rights and interests in the Inventions and its confidential and proprietary information.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

Signature SPONSOR

9-9-12	/s/ Dror Harats
Date	CEO

Signature INSTITUTION

31-08-2012	/s/ Ina Zschocke
Date	Managing Director

CTA (engl.) ß10.6 (SCIderm/VBL)	page 18 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX 1

TIMELINES

[***]	[***]

CTA (engl.) ß10.6 (SCIderm/VBL)	page 19 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX 2

FINANCIAL PROVISIONS

The payments listed below represent all Study costs for services named in Appendix 4.

1.	Compensation of INSTITUTION

1.1	Compensation for the Professional Service Fees (with Study Performance, Additional Examinations, and Additional Expenses) of [***] (including PTC) equalling [***] without PTC will be paid by SPONSOR to INSTITUTION based on an Activity Based Costing (ABC) according to the following schedule upon receipt of an invoice by wire transfer within 30 days to the bank account stated under Art. 5.3:

[see table on page 21, 22, 23, and 24]

SPONSOR will pay an [***] as a so called “handling fee” to the amount of each invoice, covering all additionals not included under 1.2 and 1.3, such as printing, scanning, copying, and transport of study documents, phone calls with CA, EC, and Sites/Investigators, and accounting fees.

The INSTITUTION will inform SPONSOR up front, if the compensation described above will be exceeded. Then the Parties will negotiate a solution. But, without such notice, no extra costs to the budget will be paid.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 20 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

TOPIC	ACTIVITIES	Total in EUR		Qu 02/12	Qu 03/12	Qu 04/12	Qu 01/13	Qu 02/13	Qu 03/13	Qu 04/13	Qu 01/14	Qu 02/14	Qu 03/14	Qu 04/14
1. Study Preparation & submission to competent authorities (CA), Ethics committees	Informed Consent CRF Investigator Site File, Trial Master file, preparation of CTA, selection of site documents, submission Etc.	[	***]		submission EC CA, VHP	Approval FPI	50% recruitment	LPI	50% patient out	LPO	DBL/ statistics/re suits	study report	transfer of docs/ Archiving
Preparation		[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
Submission		[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]
	[***]	[***]		[***]

CTA (engl.) ß10.6 (SCIderm/VBL)	page 21 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [XXX].

TOPIC	ACTIVITIES	Total in EUR	Qu 02/12	Qu 03/12	Qu 04/12	Qu 01/13	Qu 02/13	Qu 03/13	Qu 04/13	Qu 01/14	Qu 02/14	Qu 03/14	Qu 04/14
Webinar		[***]
Preparation	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
Performance	[***]	[***]			[***]
	[***]	[***]			[***]
	[***]	[***]			[***]
Study performance	Patient Visits & Expenses (per patient)	[***]
	[***]	[***]
	[***]	[***]			[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]			[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
	[***]	[***]
Monitoring	Study Monitoring	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]		[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]
Safety Monitoring		[***]			[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

CTA (engl.) ß10.6 (SCIderm/VBL)	page 22 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [XXX].

TOPIC	ACTIVITIES	Total in EUR	Qu 02/12	Qu 03/12	Qu 04/12	Qu 01/13	Qu 02/13	Qu 03/13	Qu 04/13	Qu 01/14	Qu 02/14	Qu 03/14	Qu 04/14
Data Management	Data collection, entry & plausibility check	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Statistical Analyses	Statistical analysis & summary	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]							[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Study Report	Study documentation & final report	[***]
	[***]	[***]									[***]
	[***]	[***]									[***]
	[***]	[***]									[***]
Study management	Study coordination	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
[***]
	[***]	[***]
	[***]	[***]

CTA (engl.) ß10.6 (SCIderm/VBL)	page 23 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [XXX].

TOPIC	ACTIVITIES	Total in EUR	Qu 02/12		Qu 03/12	Qu 04/12	Qu 01/13	Qu 02/13	Qu 03/13	Qu 04/13	Qu 01/14	Qu 02/14	Qu 03/14	Qu 04/14
Additional Examinations	e.g. laboratory, medical devices	[***]			[***]		[***]		[***]		[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Additional expenses	on a time & material basis	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

		Total In € (net)	[	***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

			Qu 02/12		Qu 03/12	Qu 04/12	Qu 01/13	Qu 02/13	Qu 03/13	Qu 04/13	Qu 01/14	Qu 02/14	Qu 03/14	Qu 04/14
					submission EC, CA, VMP	Approval, FPI	50% recruitmemt	LPI	50% patient out	LPO	DBL/ statistics/re sults	study report	transfer of docs/ Archiving
		(1)									(2)	(3)

Commentary:

(1)	All remuneration is subject to actual services performed during each quarter (pro rata temporis payment) until reaching maximum amount of each quarter stated hereunder.

(2)	This Deliverable means: Database Transfer, as receipt of Data (but latest 2 weeks after Database Lock)

(3)	This Deliverable means: Receipt of Final Study Report (but latest 6 weeks after receipt of Draft Study Report)

CTA (engl.) ß10.6 (SCIderm/VBL)	page 24 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

1.2	All additionals will be paid according to the following rates (see below):

1.2.1	Additional expenses crucial to the services rendered hereunder will be paid on a time and material basis, e.g. but not limited to

•	Fees at national Competent Authorities,

•	Fees at national Ethic Committees,

•	Fees at federal Local Authorities (Germany),

•	Fees at other Authorities,

•	Fees for Licenses (e.g. DLQI etc.)

1.2.2	Any additional services asked by SPONSOR via email, mail, or fax in addition to Art. 3, Appendix 2 and 4 will be paid according to the hourly rates listed for each expert under Appendix 4.

1.2.3	For necessary travel costs for CRAs, Monitors etc.:

[***]

1.3	All additional examinations (for laboratory) will be paid on a time and material basis according to separate offer from 31.07.2012.

1.4	Invoices shall be made at the end of a quarter and include the Reverse Charge Method, according to tax law, if possible, otherwise plus (VAT).

All sums are in EURO. If an exchange rate needs to be set up, the exchange rate shall equal the average to the exchange rates, listed in the Wall Street Journal, for five (5) preceding business days including the date of payment.

2.	Compensation of Site/Investigator

2.1	The compensations of sites/investigators are PTC and will be invoiced and paid on a time and material basis according to the following provisions by SPONSOR.

2.2	The INSTITUTION compensates the Sites/Investigators in the countries in which it conducts the study by wire transfer within 30 days after receipt of invoice by them. SPONSOR compensates the INSTITUTION by wire transfer within 14 days after receipt of the invoice by the INSTITUTION.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 25 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

2.3	The amount of remuneration of a Site/Investigator for execution of this Agreement shall be based on the number of patients properly enrolled into the Study (meaning: being randomized) in relation to whom the full program of the Study, defined in the Protocol, was carried out. The payment is due, at the end of the last visit of a patient and depending on the proper documentation (eCRF), which has been controlled by the Monitor.

A Screen Failure Subject Participant is a potential participant who has signed an ICF but has failed to satisfy the inclusion and/or exclusion criteria or was not enrolled in the Study for other reasons. An Investigator will receive payment for a maximum of two (2) screen failures during the study at a rate of [***] per screen failure (plus the patient refund).

If a subject does not complete the Clinical Trial then partial payment will be made based on the number of visits completed according to the following schedule (prices without VAT):

2.3.1	Investigator Fee Germany & Spain

Visit	[***]
Visit 0 Screening	[***]
Visit 1 Baseline	[***]
Visit 2 (week 2)	[***]
Visit 3 (week 4)	[***]
Visit 4 (week 8)	[***]
Visit 5 (week 12)	[***]
Visit 6 (week 16)	[***]
Visit 7 (week 20)	[***]
Visit 8 (week 24)	[***]
Visit 9 (week 28)	[***]
Totals	[***]

Invoices shall include the Reverse Charge Method, according to tax law, if possible, otherwise plus (VAT). All sums are in EUR.

Unless otherwise agreed in writing by SPONSOR, the INSTITUTION shall make no payment for participants whom the Investigator entered into the Study in violation of the Protocol (i.e. the participant is not an Eligible Participant).

2.4	An [***] to each Investigator compensation under 2.3 will be paid, if a site insists on such a fee and after SPONSOR has given written approval of such a payment. The SPONSOR acknowledges that such fees are mostly obligatory for governmental sites, such as universities or federal hospitals.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 26 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

[***]

2.6	The Sites will get an advertising-fee up to [***] due at conclusion of contract for becoming acquainted with protocol, attending necessary training, performing pre-study and initiation visits.

2.7.	All non mentioned costs are already included within the rates under this 2. Section.

3.	Patient Compensation / Patient Travel Expenses

3.1	The compensations of patients are PTC and will be invoiced and paid on a time and material basis according to the following provisions by SPONSOR.

3.2	The INSTITUTION compensates the national Sites/Investigators which compensate the patients first. The Sites/Investigators shall pay the patients at the end of the Study or by the time of drop-out. The INSTITUTION compensates the national Sites/Investigators within 30 days after receipt of invoice. SPONSOR compensates the INSTITUTION within 14 days after receipt of the invoice.

3.3	The patient receives a refund of max. [***] per capita. The refund includes [***] If a subject does not complete the trial then the patient’s compensation will be all inclusive [***] for every performed visit. The payment of refund has to be documented and signed by the Site/Investigator.

4.	Return of Funds Upon Early Termination

If the Study is discontinued for any reason it is agreed that the amounts paid or payable under this Appendix 2 shall be prorated based on actual work duly performed pursuant to the Protocol in accordance with the explanations made hereunder. Any funds not due under this calculation, but already paid, shall be returned to SPONSOR, within thirty (30) days of the date of termination of the Study (see Art. 6.4.4).

CTA (engl.) ß10.6 (SCIderm/VBL)	page 27 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX 3

Distribution of Investigational Product

SPONSOR is responsible for producing, labeling, and distributing Investigational Product (incl. placebo).

It is planned, that SPONSOR will contract a third party which will take over the responsibilities of labeling and distributing the Investigational Product (incl. placebo) in Germany and Spain.

INSTITUTION will take no part in the agreement between SPONSOR and Distributor.

Selected distributor will be the GMP-Unite AMATSI, with business offices at 17, parc des Vautes, 34980 Saint Gély de Fesc, France.

SPONSOR, INSTITUTION, and Distributor will work together, to set-up a distribution plan, which will be part of the Protocol VB-201-079 and submitted to all participating CROs, Sites, and Investigators. The responsibility of setting up this distribution plan lies within the SPONSOR.

CTA (engl.) ß10.6 (SCIderm/VBL)	page 28 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX 4

Cost Estimate from 31.07.2012 (incl. separate lab offer from 13.07.2012)

(The cost estimate follows attachment with its original numeration – separate lab offer follows behind CE with its original numeration)

CTA (engl.) ß10.6 (SCIderm/VBL)	page 29 of 29

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

CONFIDENTIAL

Quest Diagnostics

Quest Diagnostics Clinical Trials

Central Laboratory Services Budget

SCIderm GmbH

177-001

Version 5

13. Jul 12

Prepared Anastasia Kremp for: Project Manager SCIderm GmbH Esplanade 6 20354 Hamburg	by: Wolfgang Pohl Strategic Account Executive Quest Diagnostics Clinical Trials Unit B1, Parkway West Cranford Lane Heston, Middlesex TW5 9QA

Tel: 40 554401-128 Fax: 40 554401-291 Email: Anastasia.Kremp@sciderm.com	Tel: 49 8031 231 81 31 Fax: 49 8031 231 81 32 Email: wolfgang.r.pohl@questdiagnostics.com

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Quest Diagnostics

13. Jul 12

Anastasla Kremp

Project Manager

SCIderm GmbH

Esplanade 6

20354 Hamburg

Regarding:	Centralized Clinical Laboratory and Related Support Services for Protocol 177-001

Dear Anastasia:

Thank you for the opportunity to submit a revised budget for your study. This budget includes the following changes.

•	Version 5: Two countries only, [***]- Germany [***] and Spain [***]

Quest Diagnostics Clinical Trials has a commitment to peak performance, superior value for our customers, teamwork, innovation and integrity. We look forward to the opportunity to work with you to demonstrate our dedication to these values.

The prices given in this quotation are valid for a period of three months.

If you have any questions or require further assistance, please feel free to call me.

Yours sincerely,

Wolfgang Pohl

Strategic Account Executive

Quest Diagnostics Clinical Trials

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Assumptions Protocol: 177-001	Quest Diagnostics

Assumptions:

[***] samples from [***] patients screened, [***] patients randomized and completed from [***] sites in Europe; samples are tested in Quest Diagnostics Clinical Trial Laboratory in Heston, UK (near Heathrow)

Testing: [***]

Supplies: Visit specific kits are provided for all visits.

Supplies: [***] - [***]

Ambient Shipments General: The ambient shipment frequency is based on an average 1,5 visits = one shipment (average seen at Quest). If a site collects samples from more than one subject on the same day these may be shipped together reducing costs.

Outbound shipments: The start and end dates are estimated - on the basis of a [***] months study this Proposal allows for one initial supply of materials and 2 resupply.

Data Transfer: Weekly Data Transfers are included

Investigator meeting: For one investigator meeting attendance of a Quest representative and presentation is included in the bid (excluding travel, meals and accommodation)

Sample management and storage Inflammatory Biomarkers: One tube per occasion assumed; Average period of storage assumed 6 months (first months of storage included in ‘storage in fee’); Samples to be shipped to Israel at the end of the study, per instruction of Anastasia Kremp (SCIderm GmbH) on June 11th. 2012 per email biomarker samples can be shipped ambient on the day of the visit from the sites to Quest and be frozen at Quest upon receipt.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Assumptions Protocol: 177-001	Quest Diagnostics

Primary End points:

Safety End points

Safety will be assessed based on all subjects in the study who have received at least one dose of study drug (Safety Population):

•	[***];

•	[***];

•	[***];

•	[***] - [***];

•	[***].

Efficacy Endpoint

The proportion of subjects in the VS-201 80 mg q12hrs treatment group who achieve at least 50% improvement from the baseline PASI score at Week 16 (PASI 50) compared to the proportion of PASl 50 responded in the placebo group;

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Analytes Protocol: 177-001	Quest Diagnostics

Requested Safety Analytes:

[***]

[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Budget Summary Protocol: 177-001	Quest Diagnostics

Study Duration:	13 Months	Total Investigators:	18
Quote Date:	13. Jul 12	Total Countries:	2
Quote Expiration Date:	13. Okt 12	Total Visits:	10
		Total Patient Visits:	1,845

Estimated Grant Total Amount:	€189,123,56
Average Cost Per Patient-Visit	€102,51
Average Cost Per Patient	€1,027,85

Budget Summary1

Sub-Totals	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]
	Study Set-up Fees	[***]	[***]	[***]
[***]

Average cost Per Patient-Visit	Region	Estimated Total Amount	Patient Visits	Average Cost
	[***]	[***]	[***]	[***]
	[***]	[***]
		[***]	[***]	[***]

Sub-Totals	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	[***]	[***]	[***]	[***]
	[***]	[***]
		[***]	[***]	[***]

Detailed Budget Summary1

Laboratory Testing	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	[***]	[***]	[***]	[***]

Laboratory Testing Total 1LT,2LT,3LT,4LT,5LT,6LT,7LT				[***]

Supplies	Region	Estimated Total Amount	Patient Visits	Average Cost
	[***]	[***]	[***]	[***]

Supplies Total TBL				[***]

Estimated Supplies Total TBL				[***]

Additional Pass-Through Services	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]

Additional Pass-Through Services Total				[***]

Storage	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]

Storage Total 1LT,2LT,3LT				[***]

Study Management	Region	Estimated Total Amount	Patient Visits	Average Cost
	Europe Study Set-up Fees	[***] [***]	[***] [***]	[***] [***]

Study Management Total 1SM,2SM,3SM,4SM,5SM,6SM,7SM				[***]

Inbound Transportation	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]
Inbound Transportation 1LT,2LT,3LT,				[***]

Estimated Inbound Transportation Total 1LT,2LT,3LT,				[***]

Outbound Transportation	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]

Outbound Transportation Total 1OT,2OT,3OT,4OT,5OT,6OT,7OT				[***]

Shipping Container Transportation	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	Europe	[***]	[***]	[***]

Shipping Container Transportation Total 5OT,6OT,7OT				[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Detail Summary Protocol: 177-001	Quest Diagnostics

Laboratory Testing	Region	Time Points	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Europe	[***]	[***]	[***]	[***]	[***]	[***]

Laboratory Testing Total							[***]

Supplies	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Shipping Container Ambient 5/Case	Europe	[***]	[***]	[***]	[***]	[***]	[***]
Gel Whip	Europe	[***]	[***]	[***]	[***]	[***]	[***]
Investigator Manual Color	Europe	[***]	[***]	[***]	[***]	[***]	[***]
Vis Specific Kit (1)	Europe	[***]	[***]	[***]	[***]	[***]	[***]
Vis Specific Kit (11-20)	Europe	[***]	[***]	[***]	[***]	[***]	[***]
SMAS Shipping Container – Large	Europe	[***]	[***]	[***]	[***]	[***]	[***]
SMAS Specimen Box	Europe	[***]	[***]	[***]	[***]	[***]	[***]
Pregnancy Hcg Test Strip 25/Box	Europe	[***]	[***]	[***]	[***]	[***]	[***]

Supplies Total							[***]

Estimated Supplies Total							[***]

Additional Pass-Through Services	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Outbound shipment Diagnostic SMAS samples From Haston – Israel with World Courier, assume 3 boxes	Europe		[***]	[***]	[***]	[***]	[***]

Additional pass-Through Services Total							[***]

Storage	Region	Allquote	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Storage “In” Fee – Inflammatory Biomarkers	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Storage “Monthly Maintenance” fee – Inflammatory Biomarkers	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Storage “Pull” Fee – Inflammatory Biomarkers	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Storage total							[***]

Study Management	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Per Visit Project Management fee	Europe		[***]	[***]	[***]	[***]	[***]
Per Visit Data Management fee	Europe		[***]	[***]	[***]	[***]	[***]
Per Visit Logistics Management fee	Europe		[***]	[***]	[***]	[***]	[***]
Specimen Pull Fee (per request)	Europe		[***]	[***]	[***]	[***]	[***]
Set-up – Project Management	Study Set-Up Fees		[***]	[***]	[***]	[***]	[***]
Set-up – Database	Study Set-Up Fees		[***]	[***]	[***]	[***]	[***]
Set-up Logistics	Study Set-Up Fees		[***]	[***]	[***]	[***]	[***]
Web-based Result/View TM	Study Set-Up Fees		[***]	[***]	[***]	[***]	[***]

Study Management Total							[***]

Inbound Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Germany (Berlin) Ambient: DHL	Europe		[***]	[***]	[***]	[***]	[***]
Spain (Madrid) Ambient: DHL	Europe		[***]	[***]	[***]	[***]	[***]

Inbound Transportation Total							[***]

Estimated Inbound Transportation Total							[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Detail Summary Protocol: 177-001	Quest Diagnostics

Outbound Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Starter Packs Germany (Berlin) DHL	Europe		[***]	[***]	[***]	[***]	[***]
Starter Packs Spain (Madrid) DHL	Europe		[***]	[***]	[***]	[***]	[***]
Resupplies Germany (Berlin) DHL	Europe		[***]	[***]	[***]	[***]	[***]
Resupplies Spain (Madrid) DHL	Europe		[***]	[***]	[***]	[***]	[***]

Outbound Transportation Total							[***]

Shipping Container Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
Ambient Germany (Berlin) DHL	Europe		[***]	[***]	[***]	[***]	[***]
Ambient Spain (Madrid) DHL	Europe		[***]	[***]	[***]	[***]	[***]

Shipping Container Transportation Total							[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Test Visit Schedule All Locations Protocol: 177-001	Quest Diagnostics

Category	Name	Screening/ Day -20 to -0		Baseline/ Day 1		Week 2/ Day 14		Week 4/ Day 28		Week 8/ Day 56		Week 12/ Day 84		Week 16/ Day 112		Week 20/ day 140		Week 24/ET Day 168		Week 48/ Day 196

Ambient	Complete Blood Count	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Chemzyme Plus	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Urinalysis, Routine	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Human Chorionic Gonadotropin, Qualitative (Serum)	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Quantiferon TB	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Cardio CRP	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Ambient	Storage “In” Fee – Inflammatory Biomarkers	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
	Storage “Monthly Maintenance” Fee – Inflammatory Biomarkers	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
	Storage “Pull” Fee – Inflammatory Biomarkers	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services Patient Visit Schedule All Locations Protocol: 177-001	Quest Diagnostics

Country	Sites		Screening/ Day -20 to -0		Baseline/ Day 1		Week 2/ Day 14		Week 4/ Day 28		Week 8/ Day 56		Week 12/ Day 84		Week 16/ Day 112		Week 20/ day 140		Week 24/ET Day 168		Week 48/ Day 196
Calculated Totals:	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]

Germany (Berlin)	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
Spain (Madrid)	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

SCIderm GmbH	Quote for Services End Notes Protocol: 177-001	Quest Diagnostics

Global Summary

[1]	See Study Specific Assumptions and Pricing Model, herein. Budget excludes any “TBO” (To Be Determined) items.

Global Summary - Laboratory Testing (LT)

1LT	Quoted fees reflect Quest Diagnostics Clinical Trials’ Year 2012 Fee Schedule.

2LT	Fees quoted tor testing services performed are exclusive of any applicable added Taxes (including Value Added Tax (VAT)).

3LT	The sample testing fees include the receipt of samples Into a Quest Diagnostics-owned, affiliate or alliance partner laboratory. the direct costs associated with the laboratory testing of the samples, retention of the unused samples for a maximum of fourteen (14) days, laboratory quality control and global standardisation of equipment, processes, controls and calibrators.

4LT	The sample testing fees also include the distribution of interim result reports (per patient visit) and final result reports lo Investigator(s) and/or Clients/CROs as applicable and agreed in the Central Laboratory Worksheet. Any final result reports Issued in hard copy will be sent via standard postal service or (within the continental United States only) Quest Diagnostics-US proprietary courier.

5LT	It is Quest Diagnostics Clinical Trials’ (Quest) experience that Investigator sites experience significant challenges producing a peripheral blood smear ( PBS ) of sufficient quality for an appropriate hematology laboratory PBS review. Therefore, it is standard Quest practice to not provide glass slides and to not require the sites to make PBS slides . The performance by Quest of a routine safety CBC analysis (hematology) does Involve the occasional review of PBS slides for the white blood cell morphology and differential, red blood cell morphology and platelet evaluation if the instrument or the SOP flags the specimen for a PBS slide review. The PBS slide can be appropriately created and reviewed in the majority of cases by the laboratory from the submitted CBC sample if a review is required.

6LT	If the protocol requires a PBS slide review then glass microscope slides will be provided to the site(s) for each appropriate visit so that the site can create and provide a PBS to the central laboratory. Protocols where in our experience peripheral blood smears are recommended Include significant hematological/bone marrow abnormalities (white or red cell, platelet abnormalities), leukaemia’s, HIV clinical trials, sepsis, or other severe Illnesses that would be impacting the hematological system. Our scientific affairs and medical affairs teams are available to further discuss the needs of your protocol regarding any requirements for PBS creation by the site or by the laboratory and PBS slide review by the Quest laboratory. Please could you confirm if this protocol requires a peripheral blood smear review or if subjects in this study are expected to have hematological abnormalities where we would recommend the preparation of peripheral blood smears at the investigator site.

7LT	CBC and Peripheral blood smear pricing are based on assumptions received at the point of preparing this quotation. Quest Diagnostics reserves the right to adjust these pertinent to further discussion with the customer.

Global Summary - Supplies (SL)

*	The Worst Case Supplies total is representative of individual ambient shipping containers for individual patient visit ambient shipments and reflects the Worst Case Scenario. The Estimated Total reflects the assumption that 1,5 patient visits are batched per ambient shipment.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Global Summary - Storage (ST)

lST	The “In” fee includes receipt, preparation, storage and entry of specimens into Quest Diagnostics Clinical Trials storage facility and computer system.

2ST	The “Monthly Maintenance” fee includes inventory, storage, temperature monitoring and continuous security coverage at Quest Diagnostics Clinical Trials storage facility.

3ST	The “Pull” fee Includes the removal of requested specimens from storage, sorting of specimens prior to shipment (in a manner requested by client, e.g. -by patient, by visit) and the generation of a manifest.

Global Summary - Study Management (SM)

lSM	The Study Management set-up fees quoted Include provision for our standard toxicity and exclusions flagging; and cumulative data transmissions sent weekly via email zip file or SFTP or portals in our standard data file formal. The fees do not include any set-up related to storage samples, new testing method set-up’s, algorithms, microbiology testing or referral lab data entry. If client requires Quest to add any of these elements or set up additional flagging options and use data files which differ to our standard format, we reserve the right to adjust our set-up fees accordingly.

2SM	The Project Management Study Set-Up fee Includes an internal review of the protocol in conjunction with the client’s study team and formulation of an agreed Central Laboratory Worksheet signed off by Client and Quest, which lays out detailed specifications for the set-up and management of the study. Quest will design study documents, which include Investigator Manuals in the languages specified in the budget, a Lab Requirement Summary and pictogram. and study specific test Requisition forms in accordance with these specifications, as part of this fee. The design of visit specific specimen collection kits and set-up of Investigator site information is included as part of Project Management set-up.

3SM	The fee Per Visit for Project Management covers ongoing Project Management support. 24/7 investigator assistance/support by Quest Diagnostics CRC Support Team, including the use of toll-free phone lines. Auto faxing of supply expiry details and Inclusion of alerts and delta flagging are also covered by this fee.

4SM	The fee Per Visit for Data Management covers ongoing Data Management support, maintenance of the results database and the actioning and documentation of all necessary data revisions and data transfers up to once per week.

5SM	The fee Per Visit for Logistics covers the expertise and management of the ongoing study logistics, shipment (racking, processing and auditing of courier invoices and the performance management of the courier companies.

6SM	Quest Diagnostics proprietary software Result/ViewTM - web-based version shall be included for the two users per study at no additional charge, more than two users will be charged. This includes training and support by telephone.

7SM	Quest Diagnostics Clinical Trials will charge a per work order fee associated with each pull order. The purpose of this is to maximize the batching of samples whenever they are pulled for regular or ad hoc shipments from sample storage in order to create operational efficiency.

Global Summary - Inbound Transportation (IT)

**	The Worst Case Inbound Transportation total is representative of individual patient visit shipments and reflects a “worst case scenario”. The Estimated Total reflects me assumption that 1,5 patient visits are batched per shipment.

1IT	The inbound specimen transportation fees are based on typical volumetric weight, and vary by city. Quest Diagnostics Clinical Trials will bill client actual transport costs, per the Invoice of the transport company. Any change to the fee imposed by the courier will be passed on to client. Additional charges for secondary cities, holidays and weekend service may apply.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

2IT	The Euro (€) Inbound Diagnostic Transportation fees Quoted are based on an estimated exchange rate of £1 GBP = € 1,1628. However, all Inbound Diagnostic Transportation will be billed at the actual £GBP to Euro (€) rate ruling in the applicable month as published by UK Customs and Excise. Thus the Inbound Transportation fees may vary from those quoted In this budget in any given month depending on what the actual exchange rate is.

3IT	The Logistics estimates included represent our best recommendations based on recent experience. We welcome the opportunity to discuss carrier performance and recommendations since the decision on courier selection ultimately resides with the sponsor.

Global Summary - Outbound Transportation (OT)

1OT	Initial Supply Shipments: initial shipments will be distributed within ten (10) working days from Client’s approval of the (a) requisition form, (b) Investigator Manual, and (c) receipt of Client’s final Investigator list. Quest Diagnostics’ must also receive Client’s approval of Quest Diagnostics’ verification report (without changes) at least 2 days prior to shipment.

2OT	Please note that Quest Diagnostics Clinical Trials does charge an additional fee for expedited/priority starter pack shipments.

3OT	Shipment of Re-supplies: Re-supply orders will be distributed within five (5) working days of Quest Diagnostics’ receipt of the Request for Supplies form from the Investigator or Client- Any re-supply orders containing special supplies shall be shipped upon supply availability and may require more than a five (5) working day turnaround.

4OT	Quest Diagnostics will use commercially-reasonable efforts to provide re-supply orders with less than five (5) working-days prior notification from Client or the Investigator (“STAT re-orders”). However, Client will be responsible for all additional labor and transportation charges associated with STAT re-orders.

5OT	The Outbound transportation fees are based on typical volumetric weight. Quest Diagnostics Clinical Trials will bill client actual transport costs per the invoice of the transport company. Any change to me fee imposed by the courier will be passed on to client. Priority shipments, e.g. next-day air are additional. Fees for outbound supply shipments do not include any imposed tariffs.

6OT	The Euro (€) Outbound transportation fees quoted are based on an estimated exchange rate of £1 GBP = € 1,1628. However, all Outbound Transportation will be billed at the actual £GBP to Euro {€) rate ruling in the applicable month as published by UK Customs and Excise. Thus the actual Outbound Transportation fees may vary from those quoted in this budget in any given month depending on what the actual exchange rate is.

70T	The Logistics estimates included represent our best recommendations based on recent experience, We welcome the opportunity to discuss carrier performance and recommendations since the decision on courier selection ultimately resides with the sponsor.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Cost estimate

to

Vascular Biogenics Ltd

Dr Dorit Bregman

Dr Andi Leubitz

Contact Managing Director:

SCIderm GmbH

Dr. Ina Zschocke

Esplanade 6

D-20354 Hamburg

Tel.: +49-(0)40 - 55 44 01 -111

Fax: +49-(0)40 - 55 44 01 -291

E-mail: ina.2sch0cke@sciderm.com

Court of Record:	Hamburg District Court
Registration No:	HRB 93824
Int. VAT-Reg. No:	DE 206 689 821

Confidential

May not be used, published, or otherwise disclosed without the consent of Vascular Biogenics Ltd and SCIderm GmbH

STRICTLY CONFIDENTIAL	2012-07-31	Page 1 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

1. Conditions

The present cost estimate is based on the information summarized below.

Trial No.	177-001

Phase	II(b)

Sponsor	Vascular Biogenics Ltd.

Study sites	[***] sites in 2 countries: [***] sites in Germany, [***] sites Spain

Design	Prospective, multicentre, randomized, placebo-controlled, double-blind group design

Patients	[***] evaluable patients

Treatment	3 treatment arms:

	•	VB-201-80mg/day;

	•	VB-201-160 mg (80 mg BID)

	•	Placebo

Duration of treatment	24 weeks treatment with a follow-up after 4 weeks (week 28)

Countries	2 countries: Spain, Germany

Number of visits	[***] visits

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

	•	[***]

Population	Adults with moderate to severe plaque psoriasis [***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 2 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Time	Preparation	[***]
schedule	Approval CA/EC	[***]
	Recruitment period (FPI-LPI)	[***]
	Last patient out:	[***]
	Database lock:	[***]
	Statistics/Draft Report:	[***]
	Overall timelines	[***]

Primary Efficacy Endpoint	The proportion of subjects in the VB-201 160 mg (80 mg BID) treatment group who achieve at least 50% improvement from the baseline PASI score at Week 16 (PASI 50) compared to the proportion of PASI 50 responders in the placebo group

Ethical Considerations

This trial will be conducted in accordance with applicable laws and regulations including, but not limited to, the ICH-GCP guideline and the ethics principles that have their origins in the Declaration of Helsinki. The independent Ethics Committee and the competent authority must review and approve the study before any patients are enrolled. Consent must be obtained from the patient using the approved informed consent form before any procedures specified in the protocol are performed.

STRICTLY CONFIDENTIAL	2012-07-31	Page 3 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

2. Description of Services

Since February 27th of 2008 SCIderm is certified according to DIN ISO-Norm 9001:2000 and since 5th of March 2011 re-certified according to DIN ISO-Norm 9001:2008. SCIderm is dedicated to the performance of clinical trials according to ICH-GCP and has implemented a complete system of SOPs covering all CRO activities including monitoring as well as the conduct of clinical trials. According to these SOPs all SCIderm employees including monitors are educated at the best.

Based on the above mentioned assumptions, SCIderm will provide the following services:

Study Preparation

The following regulatory aspects will be taken into consideration: This project will be conducted in accordance with the ethics principles that have their origins in the Declaration of Helsinki. The study will be submitted to the Ethics Committee and to the appropriate Regulatory Authorities in order to comply with the Medicines Law in Germany and Spain.

•	Study set-up

•	CRF (review, release)

•	Set-up of study documents

•	EudraCT number (drug studies)

•	Review of study protocol

•	Writing of ICF (draft version)

•	Review and release of ICF

•	Additional documents (advertisement, leaflet, patient card)

•	Preparation and distribution of Service binder (label, general practitioner letter, file, informed consent, Diaries, for each patient)

•	IMPD/ Safety data / IB / smPC - print, distribution

•	Preparation of documents for submission {CTA / Module 2 / checklist / DIMDI form)

•	Preparation of ISF / logs, update, release and distribution

•	Set-up and release of TMF

•	Set-up of Laboratory / Samples

•	Administration of translation etc.

•	Prepackaging and distribution of materials / devices

•	Set-up of Photodocumentation

•	Selection of sites / feasibility

•	Determining of sites

•	Communication plan (number of sites, CRA’s, laboratory etc.)

•	Collection of site/sponsor specific documents

•	Training of PMs in ES

•	Project Acquaintance Spain

•	Preparation Spain

•	Investigational products - logistics

STRICTLY CONFIDENTIAL	2012-07-31	Page 4 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Regulatory Activities

•	Submission according to VHP (Voluntary Harmonisation Procedure)

•	Submission to national CAs

•	Submission to leading / participating EC

•	Notification to LA

GoToWebinar Meeting (Web Conference)

[***] sites will participate in the study. From each site 1 investigator and 1 study nurse are planned to attend the web conference. Further participants are appr. 5 CRAs, 4 delegates from SCIderm (project management, data management), 3 invited speaker from drug supply, laboratory, pharmacovigilance.

•	Planning, preparation and coordination of the web conference

•	Conduct of test runs with each site (registration, access support service etc.)

•	Preparation of agenda

•	Preparation of three presentations

•	Communication with sites

•	SCIderm (meeting’s assistance, 4 persons)

•	Attendance of 5 CRAs/PMs at the web conference

•	Attendance of 3 invited speaker

Monitoring

Monitoring Manual

•	Writing of the Monitoring Manual

•	Training of the CRAs on the Monitoring Manual

Site Selection Visit

•	Feasibility of sites

•	Performance of Site Selection Visits ([***] visits to be performed in order to select [***] sites; excluding practices of SCIderm Network - in these cases no site selection visit required è resulting in [***] SSVs)

•	Report of Site Selection Visit

•	Monitoring Report review and release

Initiation Visit

The initiation visit will be performed by a qualified monitor. Subject of the meeting will be:

•	Explanation of study protocol, especially inclusion / exclusion criteria and patient informed consent

•	Instruction of CRF completion

•	Briefing of source data handling

STRICTLY CONFIDENTIAL	2012-07-31	Page 5 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

•	Explanation of patient enrolment plans

•	Explanation of study procedures (especially central laboratories at selected sites)

•	Explanation of drug accountability procedures

•	Training of Serious Adverse Event reporting procedures

•	Complete Good Clinical Practice review

•	Report of Initiation Visit

•	Monitoring Report review and release

Periodic Visits

The first periodic monitoring visit will be performed within the first two weeks after first-patient-in at the site. The present calculation is based on periodic visits performed at each site every [***] months ([***] visits each site). The following activities will be conducted during the on-site periodic visits:

•	Adjustment of patient enrolment plan and de facto patient enrolment

•	Notification to sponsor in case of patient enrolment being lower than expected

•	Control of the CRF with [***] source data verification (SDV)

•	Control of patient informed consent with [***] SDV

•	Control of in-/exclusion criteria with [***] SDV

•	Comparison of source data and CRF entries

•	Control of drug accountability

•	Assurance of investigator’s file completeness

•	Administration, communication, query resolution

•	Report of periodic visit

•	Monitoring Report review and release

Close-out Visit

•	Review of the remaining data, solution of queries

•	Acquisition of signed CRF copies

•	Assurance of investigator’s file completeness

•	Retraction of the study medication

•	Filing/Storage of study relevant documents

•	Report of COV

•	Monitoring Report review and release

Site communication

CRAs serve as contact person between the study site and the CRO. Site communication including follow-up of queries is estimated to take [***] per month and site over a [***] months period.

STRICTLY CONFIDENTIAL	2012-07-31	Page 6 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Safety Monitoring

The costs calculated are based on the assumption of [***] SAEs and [***] SUSAR during the treatment period of [***] months, beginning with the EC approval, and are subject to change in case of a different number of events to be documented or a different time schedule.

•	Set-up of safety monitoring

•	SAE Reporting

•	SUSAR Reporting

•	Preparation and Distribution of Annual Safety Report

•	Preparation and Distribution of Safety Section Final Report

Data Management

All data will be assessed by eCRF in a FDA 21 CFR part 11 compliant database (Clincase).

•	Development of database in Clincase incl. design of eCRF

•	Development of Validation Plan

•	Data validation check programming

•	Development of Data Management Plan

•	Development of Data Entry Guideline

•	Training eCRF

•	Data check/ Clarification/ Cleaning

•	Medical Review

•	Medical Coding (MedDRA) 5 terms (3 AEs, 2 conMeds) per patient

•	Preparation of Blind Review Meeting

•	Final Database Review

•	SAE Reconciliation

•	DB-lock

•	Database transfer activities

•	Preparation of necessary procedural documents (DM)

•	EDC Helpdesk

•	EDC User Account Management

•	External Data

•	Finalizing DM-specific TMF for Archiving

Statistics

•	Randomisation

•	Emergency envelopes

•	Administration of Emergency Envelopes

•	SAP

•	Creation of Analysis Datasets

•	Blind Review Meeting (incl. preparation)

STRICTLY CONFIDENTIAL	2012-07-31	Page 7 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

•	Programming tables and figures

•	Programming listings

•	Biometrical report

•	Review study report

Study Report

•	Writing and Revision of an Integrated Clinical Study Report (E3)

•	Revision of the Integrated Clinical Study Report (E3), 2 cycles

Study Management

The study will be performed in two countries (Germany and Spain).

The duration of the study is assumed to be approx. [***] weeks (s. 1. Conditions) with an intensive period of central study management (preparation, FPI - DBL) and a less intensive period during Set-up and DBL - Study Report. During that time in each country an experienced project manager and a project management assistant render the following services:

•	Finalisation of financial agreements with sites and CRAs

•	Project management and study coordination (including Maintenance of timelines)

•	Maintaining and closing central and country Master FilesfTMF

•	Administer and instruct on investigator Payment

•	Clinical team communication

•	Monthly status report for the Sponsor

•	Archiving

Study performance

For [***] evaluable patients (at [***] sites in 2 countries) [***] visits are planned for study duration of 28 weeks per patient and a recruitment period of [***] months.

The calculation comprises the following services:

•	Patients sourcing (advert etc.)

•	Patients travel expenses -[***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

•	Fees for visit [***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 8 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

In addition to the Investigator fees for each site an overhead is estimated. Overhead will be approx. [***] to [***] in Germany for universities, [***] in Spain.

Extra fees for the assessment of photographies (at [***] selected sites) to document [***] patients at [***] visits are included in the proposal.

Central Lab Services:

The quote is based on the assumption of [***] samples from [***]-patients screened, [***] patients (average [***] patients) randomized and completed from [***] sites in Europe and is given per patient. Following services are included:

•	Laboratory testing:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	Supplies (Visit specific kits including [***] for each site - each box includes [***] tests)

•	Storage (Sample management and storage inflammatory biomarkers: [***] occasion assumed; Average period of storage assumed 6 months; Samples to be shipped to Israel at the end of the study)

•	Study management

•	Inbound transportation (The inbound transportation is representative of individual patient visit shipments and reflects a “worst case scenario”. If a site collects samples from more than one subject on the same day these may be shipped together reducing costs)

•	Outbound transportation (The start and end dates are estimated on the basis of a [***] months study with one initial supply of materials and [***] resupply.)

•	Data Transfer; [***] Data Transfers are included

Furthermore a start-up fee is included in this cost estimate.

STRICTLY CONFIDENTIAL	2012-07-31	Page 9 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Additional expenses

In addition to the offered services further additional expenses are expected. The estimation is based on preliminary information and may be adapted and charged on a time and material basis.

•	EDC-License (preliminary costs)

•	EDC System Configuration

•	EDC System Archiving

•	Randomisation via eCRF

•	Travel costs for CRAs (monitoring)

•	Approval of EC’s (GER, ES)

•	Approval CAs (GER, ES)

•	Approval of corresponding ECs (GER, ES)

•	Submission new investigator EC,CA,LA

•	Amendment

•	Licence fees GoToWebinar

•	Telephone charges Webinar

•	Translation costs (excl translation of synopsis and ICF into Spanish which is already covered under the preparation expenses)

•	Participation of safety monitor in meetings, audits (If necessary to be agreed with the Sponsor)

3. Calculation of Costs (in €) and Reimbursement

The prices below are to be understood as a price offer, based on the information summarized under paragraph 1. Condition

The compensation to be paid to SCIderm for the proper performance of the above-described services will be based on the actual activity performed on the project on the basis of the costs reported in the table below. Costs for all sen/ices are subject to change according to adjustments in study design or scope, especially like number of study centres and / or number of patients.

Medical monitoring activities as well as medication supply are not included in the proposal. These services will either be provided by Vascular Biogenics or an external supplier subcontracted from VBL

Additional services required by the sponsor which are not included in this proposal (e.g. MedDRA Coding of medical history/AEs, ATC-Coding of concomitant medication, audits and additional sites visits or project meetings, preparation and submission of amendments) will be charged on a time and material basis. The unit price is calculated in “Additional expenses”.

STRICTLY CONFIDENTIAL	2012-07-31	Page 10 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

This applies also to reimbursement of translation and language check of study documents (e.g. ICF, study outline) required in native language’s performed by a native speaker and fees for use questionnaires.

Postal, print, material, copy and courier charges as well as costs for conference calls will be charged on a monthly basis with [***] of Total I sum.

The costs for the additional expenses mentioned under ‘Additional expenses’ like approval of the study by the Ethics Committee as well as costs for the Notification of the BfArM and so forth will be passed through to Vascular Biogenics Ltd on a [***] basis. They are included in the cost estimate (Total II).

We hope to have made you an interesting proposal and look forward to a mutually satisfactory cooperation with Vascular Biogenics Ltd.

Kind regards

Dr. Ina Zschocke
Managing Director
SCIderm GmbH

STRICTLY CONFIDENTIAL	2012-07-31	Page 11 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost estimate, 177-001, Vascular Biogenics Ltd

Appendix I

STRICTLY CONFIDENTIAL	2012-07-31	Page 12 of 12

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

1. Study Preparation & submission to competent authorities (CA), Ethics committees (EC) and local authorities (LA)	Informed Consent, CRF, Investigator, Site File, Trial Master file, preparation of CTA, selection of the site documents, submission etc.	Clinical Development, medical and data management experts						[***]

Preparation								[***]
Submission								[***]

Webinar		Clinical project management expert						[***]

Study performance	Patient visits & expenses (per patient)	Clinical study experts						[***]
	Patient sourcing (advert etc.)	Study team	[***]		[***]	[***]	[***]	[***]
	Patients travel expenses – [***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Monitoring	Study Monitoring	Study team, CRA			[***]			[***]

Safety Monitoring		Pharmacovigilance						[***]
Data Management	Data collection, entry & plausibility check	Data Management experts						[***]
Statistical Analyses	Statistical analysis & summary	Statistical expert						[***]
Study Report	Study documentation & final report	Medical and data management experts						[***]
Study management	Study coordination	Clinical project management expert						[***]
Additional Examinations	e.g. laboratory, medical devices	Medical experts						[***]

Additional expenses	on a time & material basis						on a time	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 1 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

1. Study Preparation & submission to competent authorities (CA), Ethics committees (EC) and local authorities (LA)	Informed Consent, CRF, Investigator, Site File, Trial Master file, preparation of CTA, selection of the site documents, submission etc.	Clinical Development, medical and data management experts						[***]

Preparation								[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 2 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]	[***]
	[***]							[***]
Submissions								[***]
	[***]	Clinical Project Manager	[***]	[***]		[***]	[***]	[***]
	[***]	Clinical Research Assistant	[***]	[***]		[***]	[***]	[***]
	[***]	Study Coordinator	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study Coordinator	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Clinical Project Manager	[***]	[***]			[***]	[***]
	[***]	Clinical Research Assistant	[***]	[***]			[***]	[***]
	[***]	Clinical Research Assistant	[***]	[***]			[***]	[***]

Webinar		Clinical Project management expert						[***]
Preparation	[***]	Clinical Project Manager	[***]	[***]			[***]	[***]
Performance	[***]	Clinical Research Assistant	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Clinical Research Assistant	[***]	[***]			[***]	[***]
	[***]	Clinical Project Manager	[***]	[***]			[***]	[***]
	[***]	Clinical Project Manager	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team		[***]	[***]	[***]	[***]	[***]
	[***]	Study team		[***]	[***]	[***]	[***]	[***]
	[***]	Clinical Project Manager			[***]	[***]	[***]	[***]

Study performance	Patient visits & expenses (per patient)	Clinical study experts						[***]
	[***]	Study team	[***]		[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 3 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	Study team	[***]	[***]	[***]	[***]		[***]
	[***]	Study team	[***]	[***]	[***]	[***]		[***]

Monitoring	Study Monitoring	Study team, CRA			[***]			[***]
	Writing of Monitoring Manual incl. Revision	CRA	[***]	[***]			[***]	[***]
	Training of the CRAs on Monitoring Manual Incl. QA	CRA	[***]	[***]	[***]		[***]	[***]
	Site selection visits	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Initiation visit	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Periodic visit (5 each site) 50% SDV	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Close-out visit	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Site communication (study phase – DBL) 15 months, 6h per month	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Site communication(start-up and enrollment)	CRA	[***]	[***]	[***]	[***]	[***]	[***]
	Monitoring Report Review/Release	Senior CRA	[***]	[***]	[***]	[***]	[***]	[***]

Safety Monitoring		Pharmacovigilance						[***]
	Set-up of safety monitoring	CRA			[***]	[***]	[***]	[***]
	Monthly basic fee	CRA			[***]	[***]	[***]	[***]
	SAE reporting	CRA			[***]	[***]	[***]	[***]
	SUSAR reporting	CRA			[***]	[***]	[***]	[***]
	Annual safety report	CRA			[***]	[***]	[***]	[***]
	Safety section final report	CRA			[***]	[***]	[***]	[***]

Data Management	Data collection, entry & plausibility check	Data Management experts						[***]
	Development of database in clincase	Data Manager	[***]	[***]			[***]	[***]
	Development of Validation Plan	Data Manager	[***]	[***]			[***]	[***]
	Data validation check programming	Data Manager	[***]	[***]			[***]	[***]
	Development of Data Management Plan	Data Manager	[***]	[***]			[***]	[***]
	Development of Data entry Guideline	Data Manager	[***]	[***]			[***]	[***]
	Training eCRF	Data Manager	[***]	[***]			[***]	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 4 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

	Data check/ Clarification/ Cleaning (min per patient)	Data Manager	[***]	[***]			[***]	[***]
	Medical Review	Data Manager	[***]	[***]			[***]	[***]
	MedDRA coding, 5 terms per pat (3Aes, 2 conMeds)				[***]	[***]	[***]	[***]
	Preparation of Blind Review Meeting	Data Manager	[***]	[***]			[***]	[***]
	Final Database Review	Data Manager	[***]	[***]			[***]	[***]
	DB-lock	Data Manager	[***]	[***]			[***]	[***]
	Database transfer activities	Data Manager	[***]	[***]			[***]	[***]
	Preparation of necessary procedural documents (DM)	Data Manager	[***]	[***]			[***]	[***]
	EDC Helpdesk (0.5h/month/site)	Data Manager	[***]	[***]	[***]	[***]	[***]	[***]
	EDC User Account Management	Data Manager	[***]	[***]			[***]	[***]
	External data	Data Manager	[***]	[***]			[***]	[***]
	Finalizing DM-specific TMF for Archiving	Data Manager	[***]	[***]			[***]	[***]

Statistical Analyses	Statistical analysis & summary	Statistical expert						[***]
	Randomisation (stat)	Data Manager	[***]	[***]			[***]	[***]
	Emergency envelopes	Data Manager	[***]	[***]			[***]	[***]
	Administration of Emergency Envelopes	Data Manager	[***]				[***]	[***]
	SAP	Data Manager	[***]	[***]			[***]	[***]
	Creation of Analysis Datasets	Data Manager	[***]	[***]			[***]	[***]
	Blind review Meeting (incl. preparation)	Data Manager	[***]	[***]			[***]	[***]
	Programming tables and figures	Data Manager	[***]	[***]			[***]	[***]
	Programming listings	Data Manager	[***]	[***]			[***]	[***]
	Review study report (inhouse)	Data Manager	[***]	[***]			[***]	[***]
	Biometrical report (extem)	Data Manager	[***]	[***]			[***]	[***]

Study Report	Study documentation & final report	Medical and data management experts						[***]
	Preparation & writing	Medical writer	[***]	[***]			[***]	[***]
	Preparation & writing	Project manager	[***]	[***]			[***]	[***]
	Preparation & writing	Medical expert		[***]			[***]	[***]

Study management	Study coordination	Clinical project management expert						[***]
	Set-up phase, DBL-Report – GER	Clinical Project Manager	[***]	[***]	[***]	[***]	[***]	[***]
	Study Phase (preparation, FPI-DBL) – GER	Clinical Project Manager	[***]	[***]	[***]	[***]	[***]	[***]
	Set-up phase, DBL-Report – Spain	Clinical Research Assistant	[***]	[***]	[***]		[***]	[***]
	Study phase (preparation, FPI-DBL) – Spain	Clinical Project Manager	[***]	[***]	[***]		[***]	[***]
	International project management – GER	Clinical Research Assistant	[***]	[***]	[***]		[***]	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 5 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Cost Estimate, 165-001, Vascular Biogenics Ltd

	TMF maintenance - GER	Clinical Research Assistant	[***]	[***]	[***]		[***]	[***]

Additional Examinations	e.g. laboratory, medical devices	Medical experts						[***]
	Set-up fees	Central lab					[***]	[***]
	Central lab analytics	Central lab			[***]	[***]	[***]	[***]
	Administration of central lab	Project Manager Assistant	[***]	[***]	[***]	[***]	[***]	[***]
	Administration of central lab	Project Manager	[***]		[***]	[***]	[***]	[***]

Additional expenses	On a time & material basis						[***]	[***]
	EDC-License (preliminary costs) and hosting		[***]		[***]	[***]	[***]	[***]
	EDC System Configuration		[***]		[***]			[***]
	EDC System Archiving	Data Manager		[***]				[***]
	Randomization via eCRF		[***]		[***]		[***]	[***]
	Travel costs for CRAs (monitoring)		[***]		[***]		[***]	[***]
	Approval of EC’s (GER, ES)		[***]		[***]	[***]	[***]	[***]
	Approval Cas (GER, ES)		[***]		[***]	[***]	[***]	[***]
	Approval of corresponding Ecs (Ger, ES)		[***]	[***]	[***]	[***]	[***]	[***]
	License fees Webinar				[***]		[***]	[***]
	Telephone charges Webinar				[***]		[***]	[***]
	Participation of safety monitor in meetings, audits (if necessary to be agreed with the Sponsor)	CRA			[***]	[***]	[***]	[***]

STRICTLY CONFIDENTIAL	2012-07-31	Page 6 of 6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].